UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022

ATHENEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38112	43-1985966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Main Street, Suite 600, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 427-2950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The proposals set forth below, each as further described in Athenex Inc.’s (the “Company”) definitive proxy statement for the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) filed with the Securities and Exchange Commission on April 28, 2022 (the “Proxy Statement”), were submitted to the Company’s stockholders at the Annual Meeting held on June 10, 2022. The number of shares of common stock entitled to vote at the Annual Meeting was 111,807,185. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 67,921,320. The voting results for the proposals are, when applicable, reported by rounding fractional share voting down to the nearest whole number as follows:

1.

The Company’s stockholders elected two Class II directors to serve for a term of three years expiring in 2025 and until their successors are elected and qualified or, if sooner, until their earlier death, resignation or removal. The number of shares that voted for the election of each director and withheld authority to vote for each director is summarized in the table below:

DIRECTOR NOMINEE	FOR	WITHHELD
Manson Fok	40,919,352	8,465,067
John Moore Vierling	41,832,991	7,551,428

There were 18,536,900 broker non-votes with respect to the election of each director. Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares on a non-routine proposal.

2.

The Company’s stockholders approved, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the Proxy Statement. The number of shares that voted for, against, and abstained from voting for this proposal as well as the number of broker non-votes is summarized in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
45,899,344	2,870,286	614,788	18,536,900

3.

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The number of shares that voted for, against, and abstained from voting for this proposal is summarized in the table below:

FOR	AGAINST	ABSTAIN
66,781,783	1,116,458	23,078

There were no broker non-votes with respect to the ratification of the appointment of Deloitte & Touche LLP.

4.

The Company’s stockholders voted to approve the issuance of shares as milestone payments under the merger agreement with Kuur Therapeutics, Inc. (“Kuur”). The number of shares that voted for, against, and abstained from voting for this proposal as well as the number of broker non-votes, is summarized in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
47,493,458	1,810,063	80,897	18,536,900

Furthermore, after disregarding the votes “FOR” the proposal attributable to any of the shares issued as consideration in the merger with Kuur, as required by Nasdaq Listing Rule 5635, the Company’s stockholders voted to approve this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENEX, INC.

Date: June 14, 2022	/s/ Joe Annoni
	Name:	Joe Annoni
	Title:	Chief Financial Officer

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